EX-99.906CERT
                                                                 Exhibit (b) (2)

                           SECTION 906 CERTIFICATIONS

         In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                           By:    /s/ BRIAN T. ZINO
                                  -----------------------
                                  Brian T. Zino
                                  Chief Executive Officer

                           Date:  July 3, 2003

                           By:    /s/ LAWRENCE P. VOGEL
                                  -----------------------
                                  Lawrence P. Vogel
                                  Chief Financial Officer

                           Date:  July 3, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Seligman Global Fund Series, Inc. and will be retained by Seligman Global Fund Series, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.